Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Surgical Care Affiliates, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that the Annual Report on Form 10-K for the year ended December 31, 2016 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 21, 2017	/s/ Andrew P. Hayek
Andrew P. Hayek Chairman, President and Chief Executive Officer